UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2017

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	440 Lincoln Street, Worcester, Massachusetts	01653
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2017, The Hanover Insurance Group, Inc. (the “Company”) announced that John C. Roche has been appointed the Company’s President and Chief Executive Officer, effective November 4, 2017.  Mr. Roche will succeed Joseph M. Zubretsky, the Company’s current President, Chief Executive Officer and a member of its Board of Directors.  Mr. Zubretsky, who has accepted a career opportunity outside of the property and casualty industry, has submitted his resignation in such capacities effective at the end of the day November 3, 2017. The Board of Directors appointed Mr. Roche and accepted Mr. Zubretsky’s resignation on October 9, 2017.

Mr. Roche, 54, currently leads the Company’s personal and commercial lines businesses as president of Hanover Agency Markets, and has served on the Company’s executive leadership team since 2008. A highly experienced senior leader, Mr. Roche has more than 30 years of experience in the property and casualty business.

Since joining the Company in 2006, Mr. Roche has served in several senior leadership positions, including president, business insurance; vice president, field operations, marketing and distribution; and vice president, commercial lines underwriting and product management. Prior to joining the Company, he served in senior roles at the St. Paul Travelers Companies. He began his career at Fireman’s Fund and Atlantic Mutual, where he held a number of underwriting and management positions.  Mr. Roche also serves on the board of directors for the National Council of Compensation Insurance. He earned a Bachelor of Arts degree from the University of Connecticut.

A copy of the press release reporting the announcement of Mr. Roche’s appointment and Mr. Zubretsky’s resignation is attached as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release of The Hanover Insurance Group, Inc. dated October 10, 2017.

Exhibit Index

Exhibit 99.1	Press Release of The Hanover Insurance Group, Inc. dated October 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date: October 10, 2017	By:	/s/ J. Kendall Huber
J. Kendall Huber
Executive Vice President, General Counsel and Asst. Secretary

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